                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  January 15, 2000
                                                        -------------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         Commission File Number 0-20267



            DELAWARE                                    91-1499751
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)



             550 KIRKLAND WAY, SUITE 200, KIRKLAND, WASHINGTON 98033
                PO BOX 3005  BOTHELL, WASHINGTON         98041-3005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

                                  425-739-2072
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.       OTHER EVENTS

              UNAUDITED FINANCIAL STATEMENT INFORMATION

              On January 15, 2000, the Registrant filed unaudited financial statement information as of and for each of the months ended November 30, 1999 and October 31, 1999 with related notes with the United States Bankruptcy Court. Exhibit 99-1 is the Comparative Balance Sheet Information, Comparative Statement of Operations Information, Comparative Statement of Cash Flows Information and related notes to financial statement information as included in the bankruptcy filing referred to above.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         c)   EXHIBITS

              99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended November 30, 1999 and October 31, 1999 with related Notes to Financial Statement Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OMEGA ENVIRONMENTAL, INC.
                                           (Registrant)




Date:    January 15, 2000                       /s/    Donald E. Condit
                                           -------------------------------------
                                                       Donald E. Condit
                                                   Chief Financial Officer